UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 6, 2016

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 6, 2016, under the terms of the letter agreement entered into by CDK Global, Inc. (the “Company”) and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. on August 2, 2016, the Company’s board of directors (the “Board”) appointed Eileen J. Martinson and Stephen F. Schuckenbrock as independent directors of the Board (the “New Directors”), filling two vacancies created by the expansion of the Board to ten members. The New Directors will be appointed to appropriate committees of the Board, consistent with the Board’s normal course of operations, within 150 days.

The New Directors will each receive their prorated portion of the Company’s standard annual non-employee director compensation of a $100,000 cash retainer and a $145,000 restricted stock unit equity retainer as follows: (i) cash in the amount of approximately $19,200; and (ii) restricted stock units to be valued at approximately $27,800 on the date of the grant and issued pursuant to the Company’s 2014 Omnibus Award Plan (the “Plan”).

The restricted stock units vest in full at the earlier of November 15, 2016 and the Company’s next annual meeting of stockholders and upon vesting will be deferred and settled in shares of the Company's common stock 180 days after the date the New Director ceases to be a member of the Board. The New Directors may elect to receive their cash retainer in the form of cash or deferred stock units issued pursuant to the Plan. The deferred stock units vest in full upon grant and settle in shares of the Company’s common stock.

Item 7.01. Regulation FD Disclosure.

On September 6, 2016, the Company issued a press release announcing the appointment of the New Directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by CDK Global, Inc. on September 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: September 6, 2016	By:	/s/ Alfred A. Nietzel
Alfred A. Nietzel
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by CDK Global, Inc. on September 6, 2016